UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 13, 2006

                      EQUITY TECHNOLOGIES & RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                          33-20582                 75-2276137
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(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)


PO Box 12012 Lexington, Kentucky                                     40579
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(Address of principal executive offices)                          (Zip code)


                                 (859) 321-2466
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              (Registrant's telephone number, including area code)




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     It has come to our attention that disclosure has been made from sources other than Equity Technologies & Resources, Inc., relating to a proposed acquisition of Veriscrip by Secure Financial Network, Inc. No acquisition of Veriscrip has been made and no discussions have taken place between Equity Technologies & Resources, Inc., and Secure Financial Network, Inc., relating to this matter.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      EQUITY TECHNOLOGIES & RESOURCES, INC.
                                  (Registrant)



Date: February 14, 2006             By   /s/ James K. Millard
                                       ----------------------
                                        James K. Millard
                                        Director, CEO, President and CFO